UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant / /

Filed by a party other than the Registrant /x/

Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

/ / Definitive Proxy Statement

/x/ Definitive Additional Materials

/ / Soliciting Material under §240.14a-12

INTER-TEL (DELAWARE), INCORPORATED
(Name of Registrant as Specified In Its Charter)

STEVEN G. MIHAYLO VECTOR CAPITAL CORPORATION SUMMIT GROWTH MANAGEMENT LLC THE STEVEN G. MIHAYLO TRUST CHRISTOPHER G. NICHOLSON INTL ACQUISITION CORP.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

/ /	Fee paid previously with preliminary materials.

/ /

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing party:

4)	Date filed:

Steven G. Mihaylo (“Mr. Mihaylo”) and Vector Capital Corporation (“Vector”) have prepared a supplemental slide presentation to use in meetings with stockholders. A copy of this slide presentation is attached as Exhibit 1.

Mr. Mihaylo and Vector have also issued a press release in connection with the stockholder presentation. A copy of the press release is attached as Exhibit 2.

Exhibit 1:	Inter-Tel Stockholders Presentation by Steven G. Mihaylo and Vector Capital
Corporation

Exhibit 2:	Press release issued by Steven G. Mihaylo and Vector Capital Corporation